UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2015

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 5, 2015, Colfax Corporation issued a press release reporting financial results for the fourth quarter and year ended December 31, 2014. A copy of Colfax Corporation's press release is attached to this report as Exhibit 99.1 and is incorporated in this report by reference. Colfax Corporation has scheduled a conference call for 8:00 a.m. EST on February 5, 2015 to discuss its financial results, and slides for that call are attached to this report as Exhibit 99.2 and are incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Colfax Corporation press release dated February 5, 2015, reporting financial results for the fourth quarter and year ended December 31, 2014.

99.2	Colfax Corporation slides for February 5, 2015 conference call reporting financial results for the fourth quarter and year ended December 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation                     Date:     February 5, 2015                        By: /s/ C. Scott Brannan
Name: C. Scott Brannan
Title: Senior Vice President, Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Colfax Corporation press release dated February 5, 2015, reporting financial results for the fourth quarter and year ended December 31, 2014.

99.2	Colfax Corporation slides for February 5, 2015 conference call reporting financial results for the fourth quarter and year ended December 31, 2014.